UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2008

KRAFT FOODS INC.

(Exact name of registrant as specified in its charter)

Virginia	1-16483	52-2284372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Lakes Drive, Northfield, Illinois	60093-2753
(Address of Principal executive offices)	(Zip Code)

Registrant’s Telephone number, including area code: (847) 646-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 9, 2008, the Board of Directors (the “Board”) of Kraft Foods Inc. (“Kraft”) approved amendments to Kraft’s Amended and Restated By-laws (the “By-laws”), effective as of that date. The amendments, among other matters:

•

Revise the deadlines for advance notice required for a shareholder to bring a matter before an annual meeting of shareholders, or nominate a person for election to the Board, to not less than 120 days nor more than 150 days before the first anniversary of the preceding year’s annual meeting (previously the mailing date of the proxy statement from the preceding year’s annual meeting). As a result of the amendments, the deadline for such advance notice for the 2009 annual meeting is January 13, 2009 (previously the deadline had been November 25, 2008).

•

Expand the information required to be provided by the shareholder making a proposal or nominating a person for election to include information about shares owned beneficially and of record by that shareholder as well as any derivative instrument the value of or return on which is based on or linked to the value of or return on Kraft stock.

•

Provide for the position of a lead director to coordinate the activities of the independent directors. In the absence of Kraft’s Chairman, the lead director will act as chairman and preside over meetings of the Board and shareholders. The lead director also has the ability to call special meetings of the Board.

•

Clarify that notice of special meetings of the Board may be given (1) by mail, three days before the meeting day; (2) by electronic notice, 24 hours before the meeting if the director has previously consented; and (3) personally or by phone, the day before the meeting.

•	Establish a process for director resignations.

•	Increase the size of the executive committee from “one or more” to “two or more” directors.

•	Distinguish between the roles and responsibilities of the Chairman and Chief Executive Officer positions.

The above description of the amendments is not complete and is qualified in its entirety by reference to Kraft’s Amended and Restated By-laws, as amended, a copy of which is filed as Exhibit 3.1 to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibit is being filed with this Current Report on Form 8-K.

Exhibit Number	Description
3.1	Amended and Restated By-laws of Kraft Foods Inc., dated September 9, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRAFT FOODS INC.
Date: September 15, 2008

/s/ Carol J. Ward
	Name: Title:	Carol J. Ward Vice President and Corporate Secretary